Exhibit 7.3

Granite Falls Community Ethanol Plant, LLC Fifth Amended and Restated Operating and Member Control Agreement.  (Incorporated by reference as Appendix A to the Post-Effective Amendment No.1 to the Registration Statement on Form SB-2 filed on July 21, 2004 (File No. 333-112567)).